UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2025
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On January 2, 2025, the Federal Housing Finance Agency (FHFA), acting as Conservator for Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), and the U.S. Department of the Treasury (Treasury) entered into a letter agreement (January 2025 Letter Agreement), amending the Amended and Restated Senior Preferred Stock Purchase Agreement dated as of September 26, 2008, as amended (Purchase Agreement).
January 2025 Letter Agreement
The January 2025 Letter Agreement amends Purchase Agreement provisions at Article 5.3 that required prior Treasury consent to an exit from conservatorship, except an exit through receivership or if certain conditions related to resolution of pending significant litigation and capital accumulation were met. As amended by the January 2025 Letter Agreement, the Purchase Agreement now requires Treasury’s prior consent to an exit other than through mandatory receivership.
The Purchase Agreement was also amended to remove certain provisions in Article 5 that generally limited Freddie Mac’s ability to acquire certain types of mortgage loans. These provisions, which were included pursuant to a letter agreement dated January 14, 2021 between FHFA, acting as Freddie Mac’s Conservator, and Treasury, had been suspended since September 2021 pursuant to a letter agreement dated September 14, 2021. The removed provisions include the limitations on: acquiring for cash from any single seller in a year single-family mortgage loans with a principal balance in excess of $1.5 billion; the acquisition of certain loans with more than one higher-risk characteristic; and the acquisition of loans secured by investment properties or second homes. The January 2025 Letter Agreement also removes the multifamily loan purchase cap and the requirement that a certain percentage of multifamily loan acquisitions are classified as mission-driven pursuant to FHFA’s guidelines. However, the multifamily loan purchase cap established annually by FHFA and included in the Conservatorship Scorecard remains in effect. For a summary of the Purchase Agreement, see our Annual Report on Form 10-K filed on February 14, 2024 (the 2023 Annual Report), under the heading “MD&A – Conservatorship and Related Matters – Purchase Agreement, Warrant, and Senior Preferred Stock.”
The January 2025 Letter Agreement also removes a provision in the Purchase Agreement that required compliance with the Enterprise Regulatory Capital Framework (ERCF) in effect in January 2021, regardless of subsequent amendments to the ERCF. The January 2025 Letter Agreement requires that Freddie Mac comply with the ERCF as it is amended from time to time. The January 2025 Letter Agreement also makes clarifying changes to the definitions of “Indebtedness” and “Mortgage Assets” and to the notice provisions in the Purchase Agreement.
The description of the January 2025 Letter Agreement in this report is qualified in its entirety by reference to the full text of the January 2025 Letter Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
Item 8.01 Other Events
FHFA and Treasury also entered into a side letter agreement on January 2, 2025 (Side Letter), that sets forth certain procedural steps that FHFA will take before requesting Treasury’s consent to terminate the conservatorship as set forth in Article 5.3 of the Purchase Agreement.
Side Letter
The Side Letter provides that prior to any termination of conservatorship other than by means of receivership, FHFA will issue a public request for information outlining in detail one or more specific options for the termination of conservatorship and seek input on the potential impacts of each option on the housing market and on Freddie Mac and Fannie Mae. Following the public input period, FHFA will brief the Financial Stability Oversight Council on a summary of the public input received, including input about factors related to each option that could have potential impacts on US financial stability.
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Freddie Mac Form 8-K

The Side Letter further provides that no less than six months before FHFA requests Treasury’s consent, FHFA will provide Treasury a specific proposal that:
(a)Sets forth FHFA’s recommended approach to the termination of conservatorship;
(b)Reflects the input received in response to the request for public input described above;
(c)Includes a market impact assessment that describes how the recommended approach may impact the housing market and Freddie Mac; and
(d)Addresses amendments, if any, to the Purchase Agreement and related instruments thereunder, that may be required to implement the recommended approach to the termination of the conservatorship.
The Side Letter also states that Treasury will consult with the President before consenting to any request by FHFA or Freddie Mac pursuant to Article 5.3 of the Purchase Agreement related to a termination of conservatorship.
The description of the Side Letter provided in this report is qualified in its entirety by reference to the full text of the letter, which is filed as Exhibit 99.1 to this report and incorporated herein by reference.
As a result of our previous issuance to Treasury of a warrant to purchase shares of our common stock equal to 79.9% of the total number of shares of our common stock outstanding, on a fully diluted basis, we are deemed a related party to the U.S. government. For a discussion of our relationship and transactions with Treasury, see our 2023 Annual Report, under the headings “Introduction – About Freddie Mac – Conservatorship and Government Support for Our Business,” “MD&A – Conservatorship and Related Matters – Purchase Agreement, Warrant, and Senior Preferred Stock,” and “Note 2: Conservatorship and Related Matters – Related Parties as a Result of Conservatorship.”
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being submitted with this report.

Exhibit Number	Description of Exhibit

10.1
Letter Agreement dated January 2, 2025 between the United States Department of the Treasury and the Federal Home Loan Mortgage Corporation, acting through the Federal Housing Finance Agency as its Conservator

99.1	Side Letter Agreement between the Federal Housing Finance Agency and the United States Department of the Treasury, dated January 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Heidi L. Mason
Heidi L. Mason
EVP and General Counsel
Date: January 8, 2025

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Freddie Mac Form 8-K